Kleinwort
Benson
Australian
Income Fund, Inc.
------------------------
Report to Shareholders

  FIRST QUARTER HIGHLIGHTS
  - Australian dollar ended January at US$0.63 versus US$0.625 at the beginning of the fiscal year.
  - Australian underlying inflation remained subdued at 1.6% over 1998.
  - Australian cash rates were reduced from 5% to 4.75% over the quarter.
  - The yield on ten-year Australian government bonds was unchanged at 5% over the period.
-----------------------------------------------

TO OUR SHAREHOLDERS,

    During the three months ended January 31, 1999, the total value of the Fund increased slightly, with bond markets in Australia and New Zealand reasonably stable and a slight increase in the value of the Australian and New Zealand dollars against the U.S. currency. The U.S. monetary policy easings carried out by the Federal Reserve apparently helped to avert further crises, and relative stability returned to global markets. The Fund maintained its exposure to Australian and New Zealand bonds and the Fund's semi-government and eurobond investments benefited from the perceived decline in global credit risks. Over the three months of the financial year to date, the Fund continued to benefit from its policy of investing Australian and New Zealand eurobonds, which pay income gross of withholding tax. At January 31, 1999, the Fund's closing market price was $6.75, a discount of 17.98% to its net asset value of $8.23.

    For the quarter ended January 31, 1999, the Fund achieved a total return on net asset value (with income reinvested) of 1.71%. As a result of the long-term reduction in Australian and New Zealand bond yields, the dividend was reduced from US$.045 to US$0.04 per share. The Fund generated a current income yield of 3.88% (based on the income distributions of US$0.47 per share over the past twelve months). The income yield remained ahead of U.S. cash and bond investments.

    A further analysis of the Fund's performance since inception is provided on page 3.

    MARKET SUMMARY
-----------------------------

    A more detailed discussion of recent developments in the Australian and New Zealand economies appears in the economic review. In summary, the Australian economy continued to grow strongly, despite the reductions in growth in Asian export markets. Inflation remained benign over the period under review, despite the weakness of the Australian dollar over 1998. Against this low inflationary background, the Reserve Bank reduced short-term interest rates by 0.25%, despite strong growth. The New Zealand economy offered some signs that economic recovery is underway. However, inflation continued to fall in New Zealand and given the fragile state of recovery, short-term interest rates were allowed to fall further, from 4% to 3% over the quarter. In addition, there were changes announced to the future conduct of New Zealand monetary policy, which are discussed in more detail below.

    The Australian bond market was little changed over the first quarter of the Fund's financial year. The U.S. treasury market provided a slightly negative background, retreating from the highs seen in the late summer of 1998. However, continued low inflation allowed Australian government bonds to outperform their U.S. counterparts. New Zealand government bonds were also little altered over the last two months of 1998 and the first month of 1999. It was felt that it

KLEINWORT
BENSON
AUSTRALIAN
INCOME FUND, INC.
------------------------

would be some time before stronger economic conditions led to inflationary pressures in New Zealand.

    On behalf of the Board of Directors,

           [SIGNATURE]

    Sir Robert Cotton
    Chairman
    March 5, 1999

    ----------------------------------------------------------------------------

   PORTFOLIO SUMMARY

    At January 31, 1999, the average maturity of the Fund's portfolio was
    5.6 years with an average duration of 4.4 years and a current yield to maturity of 5.4%. Securities rated AAA comprised 78% of the portfolio with the remaining 22% in AA rated securities.
--------------------------------------------------------------------------------

KLEINWORT
BENSON
AUSTRALIAN
INCOME FUND, INC.
------------------------
                             PERFORMANCE FROM INCEPTION THROUGH JANUARY 31, 1999
                                                                     (UNAUDITED)

                  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            FUND MARKET VALUE    FUND NET ASSET VALUE   U.S. INDEX   AUSTRALIAN INDEX
11-86                  $10,000                 $10,000      $10,000            $10,000
01-87                  $10,000                 $10,086      $10,113            $10,311
01-88                  $11,783                 $12,919      $10,555            $13,473
01-89                  $15,572                 $16,692      $11,068            $17,890
01-90                  $14,909                 $16,758      $12,311            $18,090
01-91                  $16,214                 $19,857      $13,711            $22,020
01-92                  $20,927                 $22,345      $15,397            $25,215
01-93                  $20,868                 $22,843      $17,150            $26,269
01-94                  $24,602                 $27,702      $18,820            $32,150
01-95                  $24,599                 $27,397      $18,291            $31,393
01-96                  $28,429                 $32,107      $21,363            $37,617
01-97                  $30,044                 $35,690      $21,839            $42,850
01-98                  $29,903                 $35,483      $24,275            $43,809
01-99                  $27,848                 $35,139      $26,461            $43,939

Since its inception in 1986, the Fund has achieved an average annualized return on market value of 8.78%, on the basis noted below. On a net asset value basis, which measures the performance of the Fund's underlying portfolio, the average return has been 10.88% and has outpaced the Salomon Brothers US Government Bond Index which has averaged 8.31%. The Salomon Brothers Australian Government Bond Index has averaged 12.92% since the Fund's inception, with the difference between the Fund's net asset value performance and that of the index primarily attributable to the Fund's operating and foreign tax expenses, which neither index is subject to. After adjusting for these expenses, which have averaged 2.14% since inception, the Fund has continued to outperform the Australian index.

                    ANNUALIZED                           3                                          10         SINCE
                    PERFORMANCE                       MONTHS*    1 YEAR     3 YEARS    5 YEARS     YEARS    INCEPTION+
 Fund Market Value (1)                                 5.98%     -6.87%     -0.68%      2.51%      5.99%       8.78%
 Fund Net Asset Value (2)                              1.71%     -0.97%      3.05%      4.87%      7.73%      10.88%
 Salomon Brothers U.S. Gov't Bond Index (3)            0.82%      9.00%      7.39%      7.05%      9.10%       8.31%
 Salomon Brothers Australian Gov't Bond Index (3)      1.56%      0.30%      5.31%      6.44%      9.40%      12.92%

--------------------------------------------------------------------------------
      * Not Annualized
      + Fund commenced operations November 28, 1986.
    (1) Based on market value per share, adjusted for rights offerings, and assumes reinvestment of all distributions at reinvestment plan prices.
    (2) Based on net asset value per share, adjusted for rights offerings, and assumes reinvestment of all distributions at the ex-dividend date net asset value. This measures the performance of the underlying Fund portfolio and may not be indicative of returns to investors.
    (3) The Salomon Brothers US and Australian Government Bond Indices are US$ based unmanaged indices.

        Please remember that past performance may not be indicative of future results.

KLEINWORT
BENSON
AUSTRALIAN
INCOME FUND, INC.
------------------------
ECONOMIC REVIEW

    ECONOMIC REVIEW
-----------------------------

    The financial crisis that engulfed world markets over the summer of 1998 moderated over the final quarter of the year. The loosening of U.S. monetary policy, alongside rate cuts in Europe and Japan, was believed sufficient to restore liquidity to the international banking system. The U.S. domestic economy continued to grow strongly, showing little sign of the expected slowdown. The activity level in Japan continued to decline, and European growth slowed over the period. Inflation remained at historically low levels across the major global markets. While official short-term interest rates were reduced in the United States, Europe and Japan, bond market rates increased. Funds that had flown into bonds as a refuge from the volatility of Summer 1998 were redeployed into riskier assets. Fears of global deflation eased, and the global environment became slightly less positive for international bonds.

AUSTRALIA

    Australian GDP growth was well above market expectations for the September quarter of 1998 as the domestic economy remained insulated from the growth slowdown in neighboring regions. GDP(A), the average measure of economic activity, rose by 1% over the September quarter, and upward revisions to previous quarters left growth for the year to September 1998 at a robust 5%. Growth was driven by domestic consumption and business investment. The pattern of solid productivity growth and modest GDP price deflators observed in recent quarterly GDP releases continued with productivity reported up 3.5% in the year to September 1998.

    Retail sales were surprisingly weak over the December quarter and sales in the month of December fell 2.1% in seasonally adjusted terms. Sales in the year to December were up 3.3%, well down on the 5.2% pace recorded over the year to November. Seasonally adjusted sales over the Christmas period must be treated with caution, but some degree of slowing was evident. However, sales rebounded strongly in January, rising 5.2% over the month. This release confirmed the problems with seasonal adjustment over Christmas, and the more reliable trend sales measure is growing at a robust 5.8% year on year. Consumer sentiment remained strong into 1999, with the Westpac survey rising to its highest level since 1994. Low interest rates, reasonable labor markets and the wealth effect of the rise in recently issued Telstra and AMP shares were all factors for consumers.

    The Australian labor market was slightly stronger over the first quarter of the Fund's year. Total employment was little changed, falling sharply in November before rising again in December. Total employment was little changed over the month of January. A decline in the participation rate led to a drop in the rate of unemployment from 8% in November 1998 to 7.5% in January 1999. The growth of employment remains below that suggested by leading employment indicators such as the NAB business confidence survey and the ANZ job advertisements survey. The level of job advertisements increased by 12.1% over the year to January 1999.

    Despite stronger than expected growth, Australian inflation remained subdued. In addition, there was very little evidence over 1998 of any pass-through into domestic CPI from the weaker Australian dollar. December quarter CPI was released slightly below market expectations, rising 0.5% over the quarter, to be 1.6% in the year to December. This headline rate was an increase from 1.3% in the year to September 1998, but the treasury underlying rate has been stable at 1.6% over the past three quarters. The treasury underlying rate has now been below the Reserve Bank's

KLEINWORT
BENSON
AUSTRALIAN
INCOME FUND, INC.
------------------------
ECONOMIC REVIEW

2-3% target band for seven consecutive quarters. Many of the restraining influences are those present across global economies, such as fierce competition and the structural decline in the level of commodity prices. Wage inflation continued to run above CPI and the GDP deflators, with average weekly ordinary time earnings up 4.2% in the year to November 1998. However, strong productivity growth can be used to explain much of this wage growth, restricting the impact on domestic CPI.

    The Australian current account deteriorated over the December quarter, with the deficit widening out by A$664mn to A$7,968mn. The deterioration was almost entirely due to the worsening and services balance, by A$574mn. The net income balance, which has driven past current account deterioration has been improving as a percentage of GDP in the latest widening.

NEW ZEALAND

    New Zealand September quarter GDP rose by 0.7% over the June quarter figure, ending the official recession of the previous two quarters. The GDP result was well above market and official forecasts, but still left growth for the year to September 1998 at -0.7%. Growth was concentrated in the finance and telecomms/communications sectors with general manufacturing also reasonably strong. Exports were stronger over the September quarter, and with imports falling, the net trade position was a significant contributor to GDP growth. The improvement in consumption was undoubtedly assisted by the reduction in personal tax over 1998.

    Economic data released in New Zealand for the final quarter of 1998 and early 1999 suggested that this upturn in growth would continue. The Colmar Brunton consumer confidence survey improved strongly over the period under review, and in January a net 26% of households expected economic conditions to improve over the next twelve months. This compares to a net three percent of households expecting improvement in the December survey. Retail trade also improved over the first quarter of the Fund's financial year. Sales were up 0.7% in December, after November's revised 0.9% increase, and were up by 2.4% in the year to December 1998.

    Despite the recent increase in activity, previous weakness has left an output gap in New Zealand, and inflation remains subdued. Headline consumer prices fell by 0.8% over the December quarter, reducing the annual rate of CPI from 0.9% in the September quarter to 0.4% in the December quarter. This sharp decline was largely due to the sharp reduction in mortgage rates, but core CPI was also restrained. CPI ex credit services fell by 0.1% over the quarter, to be 1.1% over the year to December 1998, down from 1.7% in the year to September 1998. Car prices and housing and construction costs were all key to lower inflation, while there was some limited evidence of upwards pressure from the weakness of the New Zealand dollar over 1998. Producer prices fell by 0.3% over the December quarter of 1998, to be up only 0.2% over the year to December. The low level of commodity prices has restrained producer prices globally in recent quarters.

    The Reserve Bank of New Zealand is to alter the conduct of monetary policy following widespread criticism of the monetary conditions index. The existing practise of targeting a level on an index of the trade-weighted exchange rate and short interest rates was felt to have led to inappropriate interest-rate volatility in the recent currency market turmoil. Therefore, from March 1999, a cash rate target will be operated, as is the case in the majority of global economies. The currency will remain a key factor in monetary policy decisions, but will no longer form part of the explicit target.

KLEINWORT
BENSON
AUSTRALIAN
INCOME FUND, INC.
------------------------
ECONOMIC REVIEW

DEBT MARKETS

    Australian government bonds were little changed over the period under review, with ten-year yields starting and ending the quarter just above 5%. The Australian bond market rallied slightly early in the period under review, outperforming the U.S. treasury market, on expectations of lower interest rates and continued benign inflation. However, these gains were lost over the remainder of the period despite a 0.25% reduction in short-term interest rates at the start of December. Signs of stronger growth in the United States unsettled bond markets globally, and the ongoing strength of the Australian economy led to domestic concerns over possible future inflation pressures. The yield premium on Australian government securities over their U.S. counterparts was little changed at 0.25%.

    The New Zealand bond market was also little altered over the first quarter of the Fund's financial year. Yields on New Zealand ten-year government bonds were at 5.45% at the start of November 1998, and reached a low of 5.2% in December before returning to 5.45% by the end of January 1999. New Zealand short-term interest rates continued to fall over the period under review, from 4% to 3%, as the economic recovery remained fragile, and inflation remained at the bottom end of the RBNZ target band. Market sentiment was dominated by global bond market developments, but the news that a cash rate target was to be introduced, as noted above, was thought to be a positive development.

AUSTRALIAN AND NEW ZEALAND DOLLARS

    The Australian currency ended the period very slightly higher against the U.S. dollar. Having risen sharply from its mid-August low of US$0.555 to US$0.625 at the start of November, the currency moved to US$0.63 by the end of January. Commodity prices, as measured by the Reserve Bank of Australia commodity index, fell slightly further over the period. However, the currency received support from the continued strength of the domestic economy and an increase in short-term interest rates relative to the level of U.S. rates. The current account did deteriorate slightly over the period, as a result of a worsening trade balance, but this had been widely expected as a result of the Asian economic crisis.

    The New Zealand dollar also rose slightly in value against the U.S. dollar, from US$0.53 to US$0.54. The currency also rose in trade-weighted terms from
55.8 at the end of October 1998 to 57.3 at the end of January 1999. Despite the continued reduction in short-term interest rates in New Zealand, signs of stronger growth in the domestic economy led to expectations of more stable rates in the future. In addition, the New Zealand dollar received support from the improved performance of the Australian dollar.

KLEINWORT
BENSON
AUSTRALIAN
INCOME FUND, INC.
------------------------
PORTFOLIO OF INVESTMENTS

                                                                January 31, 1999
                                                                     (Unaudited)

Long-Term Investments -- 97.7%

PRINCIPAL AMOUNT                                                                                            VALUE (US$)
----------------------------------------------------------------------------------------------------------  -----------
AUSTRALIAN GOVERNMENT AND SEMI-GOVERNMENT BONDS -- 63.9%
               EUROBONDS -- 42.5%
A$  2,000,000  State Bank of South Australia                      9.5% due 10/15/02.......................  $1,429,567
    5,000,000  Australian Industrial Development Corp.            9.25% due 2/17/03.......................   3,578,831
    3,300,000  Export Finance & Insurance Corp.                   9% due 3/26/03..........................   2,346,985
    2,750,000  State Bank of South Australia                      10.5% due 6/23/03.......................   2,063,844
    1,500,000  South Australian Government Bond                   7.25% due 9/22/03.......................   1,012,384
    2,500,000  Australian Industrial Development Corp.            8.75% due 7/20/04.......................   1,810,733
   21,400,000  Queensland Treasury Corp.                          6.5% due 6/14/05........................  14,403,776
    1,200,000  Treasury Corp. of Victoria                         9% due 6/27/05..........................     895,093
    1,000,000  Commonwealth Bank of Australia                     9% due 8/15/05..........................     737,792
    6,000,000  New South Wales Treasury Corp.                     6.5% due 5/01/06........................   4,020,853
   14,500,000  Queensland Treasury Corp.                          6% due 7/14/09..........................   9,566,001
                                                                                                            -----------
                                                                                                            41,865,859
                                                                                                            -----------
               DOMESTIC BONDS -- 21.4%
A$ 10,000,000  Commonwealth Government Bond                       12% due 11/15/01........................   7,483,823
    6,000,000  Western Australia Treasury Corp.                   8% due 7/15/03..........................   4,216,621
    4,000,000  Victoria Public Finance Authority                  12.5% due 10/15/03......................   3,289,693
    7,500,000  Commonwealth Government Bond                       8.75% due 8/15/08.......................   6,048,859
                                                                                                            -----------
                                                                                                            21,038,996
                                                                                                            -----------
Total Australian Government and Semi-Government Bonds -- (Cost $60,979,807)                                  62,904,855
                                                                                                            -----------
AUSTRALIAN EUROBONDS -- 16.6%
A$  3,500,000  DSL Finance N.V.                                   10.25% due 4/7/00.......................   2,323,606
    6,000,000  Morgan Guaranty Trust Co.                          8% due 4/18/01..........................   3,998,084
    2,000,000  Bayerische Vereinsbank                             8.75% due 5/17/01.......................   1,355,518
    5,000,000  Nederlandse Waterschapsbank NV                     7% due 3/15/02..........................   3,296,244
    4,000,000  National Australia Bank                            7% due 7/23/04..........................   2,686,065
    3,500,000  Bayerische Vereinsbank                             10.25% due 10/28/04.....................   2,656,826
                                                                                                            -----------
Total Australian Eurobonds -- (Cost $18,256,412)                                                             16,316,343
                                                                                                            -----------
NEW ZEALAND EUROBONDS -- 16.3%
NZ$ 2,500,000  General Electric Capital Corp.                     8.75% due 5/21/99.......................   1,362,151
    4,000,000  European Investment Bank                           8.5% due 5/30/01........................   2,275,860
    2,000,000  KFW International Finance                          7.5% due 11/08/01.......................   1,116,218
    3,000,000  KFW International Finance                          7.625% due 4/29/02......................   1,689,821
    7,000,000  Federal National Mortgage Association (US)         7.25% due 6/20/02.......................   3,908,398
    2,000,000  KFW International Finance                          7.25% due 2/20/07.......................   1,392,594
    8,400,000  I.B.R.D.                                           5.5% due 11/03/08.......................   4,321,996
                                                                                                            -----------
Total New Zealand Eurobonds -- (Cost $17,154,596)                                                            16,067,038
                                                                                                            -----------
NEW ZEALAND GOVERNMENT BOND -- 0.9%
NZ$ 1,500,000  New Zealand Government Bond                        7% due 7/15/09 -- (Cost $774,214).......     906,723
                                                                                                            -----------
TOTAL PORTFOLIO OF INVESTMENTS -- 97.7% (Cost $97,165,029)                                                   96,194,959
                                                                                                            -----------
OTHER ASSETS LESS LIABILITIES -- 2.3%                                                                        2,247,181
                                                                                                            -----------
NET ASSETS -- 100.0%                                                                                        $98,442,140
                                                                                                            -----------
                                                                                                            -----------

KLEINWORT
BENSON
AUSTRALIAN
INCOME FUND, INC.
------------------------
FINANCIAL SUMMARY

                                     For the three months ended January 31, 1999
                                                                     (Unaudited)

                                                         NET ASSET
                                           TOTAL NET       VALUE
                                             ASSETS      PER SHARE
                                          ------------  ------------

    Beginning of period, November 1,
      1998..............................  $100,046,885        $ 8.37
                                          ------------  ------------

    Operations:
    Net investment income*..............     1,423,547          0.12
    Net realized gain (loss) on:
      Investment transactions*..........       164,816          0.01
      Foreign currency transactions**...       (34,217)         0.00
    Change in unrealized appreciation
      (depreciation) on:
      Investments*......................    (1,008,449)        (0.09)
      Foreign currency denominated
        assets and liabilities**........     1,149,019          0.10
                                          ------------  ------------

    Net increase in net assets resulting
      from operations...................     1,694,716          0.14
                                          ------------  ------------

    Dividends paid from net investment
      income............................    (1,016,139)        (0.09)
    Distributions paid from net realized
      capital gains.....................    (2,283,322)        (0.19)
                                          ------------  ------------
    Net decrease in net assets resulting
      from distributions
      to shareholders...................    (3,299,461)        (0.28)
                                          ------------  ------------

    Net decrease in net asset value.....    (1,604,745)        (0.14)
                                          ------------  ------------

    End of period, January 31, 1999.....  $ 98,442,140        $ 8.23
                                          ------------  ------------
                                          ------------  ------------

  * Net increase in net assets before net foreign currency loss and dividends and distributions paid to shareholders was $579,914, equal to $0.05 per share.
 ** Net realized and unrealized foreign currency gain was $1,114,802, equal to $0.09 per share.

THE FINANCIAL STATEMENTS CONTAINED IN THIS REPORT WERE NOT AUDITED AND, ACCORDINGLY, NO OPINION IS EXPRESSED ON THEM.

KLEINWORT
BENSON
AUSTRALIAN
INCOME FUND, INC.
------------------------
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
FOREIGN TAX CREDITS

DIVIDEND REINVESTMENT AND CASH
PURCHASE PLAN

    The Fund offers to shareholders a Dividend Reinvestment Plan which provides participants with a prompt and simple way to reinvest their income dividends and capital gain distributions in additional Fund shares. If you choose to participate in the Plan, your income dividends and capital gain distributions will automatically be reinvested in Fund shares at the lower of market price or net asset value, at up to a 5% discount from market price, on valuation date. The Plan also includes a Cash Purchase option which provides Reinvestment Plan participants with the opportunity to make additional cash investments in Fund shares directly through the Plan Agent.

    The Plan is entirely voluntary and, subject to the terms and conditions of the Plan, you may join or withdraw at any time. A brochure with more information, including the full terms and conditions, and an application is available from the Plan Agent, Boston EquiServe, telephone (800) 730-6001.

    If you wish to participate and your shares are registered in your name, simply complete and return the application form. If your shares are held in the name of a brokerage firm, bank or other nominee, your shares may need to be re-registered in your own name in order for you to participate. Please consult your broker to determine what needs to be done to arrange for you to join the Plan.

TAX INFORMATION

    In accordance with United States Federal income tax regulations, a summary for the calendar year ended December 31, 1998, of the dividends and distributions paid for Federal income tax purposes on a per share basis is provided below.

DISTRIBUTIONS TO SHAREHOLDERS:
---------------------------------------------
  Dividends..................................  $   0.475
  Long-Term Capital Gains....................      0.236
  Foreign Taxes (Australia)..................      0.015
                                               ---------
  Total Distributions........................  $   0.726
                                               ---------
                                               ---------

DISTRIBUTIONS BY SOURCE:
---------------------------------------------
  Ordinary Income, Foreign Source:
    Australia................................  $   0.419
    New Zealand..............................      0.071
                                               ---------
    Total Foreign Source.....................      0.490
  Ordinary Income, U.S. Source...............      0.000
                                               ---------
  Total Ordinary Income......................      0.490
  Long-Term Capital Gains....................      0.236
                                               ---------
  Total Distributions........................  $   0.726
                                               ---------
                                               ---------

    For 1998 the Fund has elected to treat the foreign taxes paid by it as having been paid proportionately by its shareholders. These foreign taxes have been allocated and reported according to above schedule.

    Shareholders can generally use this foreign tax amount, which is reported in Box 6 on Form 1099-DIV, to claim either a tax credit or an itemized deduction on their U.S. Federal tax return. IRS Form 116 should be used to apply for a tax credit while for a deduction the amount of foreign taxes paid should be included on IRS Schedule A.

    If you require further tax information please consult your tax advisor.

    Please note that if you report for Federal income tax purposes on a calendar year basis, amounts which should be included in your 1998 return should be based on the Form 1099-DIV provided to you in January 1999.

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
                     (This page intentionally left blank.)

KLEINWORT
BENSON
AUSTRALIAN

Income Fund, Inc.

QUARTERLY REPORT
JANUARY 31, 1999


Directors and Officers

Sir Robert C. Cotton
DIRECTOR AND CHAIRMAN OF THE BOARD
SYDNEY, AUSTRALIA

James J. Foley
DIRECTOR
BELMONT, MA

Leonard T. Hinde
DIRECTOR
MOSMAN, NSW, AUSTRALIA

The Earl of Limerick
DIRECTOR
LONDON, ENGLAND

Nigel S. MacEwan
DIRECTOR
DARIEN, CT

G. William Miller
DIRECTOR AND DEPUTY CHAIRMAN OF THE BOARD
Washington, DC

Stephen K. West
DIRECTOR
NEW YORK, NY

Robert J. Goldstein
SECRETARY
SAN FRANCISCO, CA

Jennie W. Klein
TREASURER
SAN FRANCISCO, CA

INVESTMENT ADVISOR

Kleinwort Benson Investment
Management Americas Inc.
SAN FRANCISCO, CA

KLEINWORT
BENSON
AUSTRALIAN

Income Fund, Inc.

Four Embarcadero Center
Suite 3000
San Francisco, CA 94111
(800) 237-4218

2520-Q1-1/99